UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 18, 2022
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2022-C62
(Central Index Key Number 0001916018)

(Exact name of issuing entity)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

Argentic Real Estate Finance LLC

(Central Index Key Number 0001624053)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

UBS AG

(Central Index Key Number 0001685185)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-04	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On April 18, 2022, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of April 1, 2022 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of the Wells Fargo Commercial Mortgage Trust 2022-C62, Commercial Mortgage Pass-Through Certificates, Series 2022-C62.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
Pacific Castle Portfolio	4.5	N/A
GS Foods Portfolio	4.6	4.2
ILPT Logistics Portfolio	4.7	4.3
The Hallmark	4.8	4.4

The Class A-1, Class A-2, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $467,408,000, were sold to Wells Fargo Securities, LLC (“WFS”), UBS Securities LLC (“UBS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel Hamilton”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together in such capacity with WFS, UBS, Academy and Drexel Hamilton, the “Underwriters”), pursuant to the underwriting agreement, dated as of April 4, 2022 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On April 18, 2022, the Registrant also sold the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $64,493,216, to WFS, UBS, Academy, Drexel Hamilton, and Siebert Williams (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of April 4, 2022, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2022-C62 (the “Issuing Entity”), a common law trust fund formed on April 1, 2022 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of forty-six (46) commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of April 4, 2022, between the Registrant and LMF, (ii) Argentic Real Estate Finance LLC (“AREF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of April 4, 2022, between the Registrant and AREF, (iii) BSPRT CMBS Finance, LLC (“BSPRT”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of April 4, 2022, among the Registrant, BSPRT and Franklin BSP Realty Trust, Inc. (iv) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of April 4, 2022, between the Registrant and UBS AG, and (v) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of April 4, 2022, between the Registrant and WFB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated April 6, 2022 and as filed with the Securities and Exchange Commission on April 18, 2022. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of April 18, 2022.

On April 18, 2022, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $467,408,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,621,023, were approximately $482,971,958. Of the expenses paid by the Registrant, approximately $29,000 were paid directly to affiliates of the Registrant, $1,410,871 in the form of fees were paid to the Underwriters, $450,514 were paid to or for the Underwriters and $3,730,639 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Credit Risk Retention

On the Closing Date, Argentic Securities Holdings Cayman Limited (a majority-owned affiliate of the Retaining Sponsor (as defined in the Pooling and Servicing Agreement)) purchased (i) the Risk Retention Certificates (as defined in the Pooling and Servicing Agreement) for $23,714,216 (representing approximately 1.44% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate

Purchase Agreement; and (ii) the VRR Interest (as defined in the Pooling and Servicing Agreement) representing approximately 3.60% of the Certificate Balance or Notional Amount, as applicable, of each Class of Regular Certificates. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $26,290,237, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated March 28, 2022 and as filed with the Securities and Exchange Commission on March 29, 2022 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of April 4, 2022, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2022, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of March 1, 2022, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Trust and Servicing Agreement, dated as of March 6, 2022, between Citigroup Commercial Mortgage Securities Inc., as depositor, Berkadia Commercial Mortgage LLC, as servicer, Situs Holdings, LLC as special servicer, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of February 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Co-Lender Agreement, dated as of February 2, 2022, by and between SPREF WH IV LLC, as initial note A-1 holder, SPREF WH IV LLC, as initial note A-2 holder, SPREF WH IV LLC, as initial note A-3 holder, and SPREF WH IV LLC, as initial note A-4 holder.

Exhibit 4.6	Agreement Between Note Holders, dated as of March 10, 2022, by and between Wells Fargo Bank, National Association, as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder.

Exhibit 4.7	Agreement Between Noteholders, dated as of March 6, 2022, by and among Citi Real Estate Funding Inc., as initial note A-1-A holder, initial note A-2-A-1 holder and initial note A-2-A-2 holder, UBS AG, New York Branch, as initial note A-1-B holder, initial note A-2-B-1 holder, initial note A-2-B-2 holder and initial note A-2-B-3 holder, Bank of America, N.A. as initial note A-1-C holder and initial note A-2-C holder, Bank of Montreal, as initial note A-1-D holder and initial note A-2-D holder, Morgan Stanley Bank, N.A., as initial note A-1-E holder and initial A-2-E holder, and Citi Real Estate Funding Inc., as initial note B-1 holder, UBS AG, New York Branch, as initial note B-2 holder, Bank of America, N.A. as initial note B-3 holder, Bank of Montreal, as initial note B-4 holder, Morgan Stanley Bank, N.A., as initial note B-5 holder.

Exhibit 4.8	Co-Lender Agreement, dated as of February 23, 2022, by and between BSPRT CMBS Finance, LLC, as Initial Note A-1 Holder, and BSPRT CMBS Finance, LLC, as Initial Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 18, 2022.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 18, 2022 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 6, 2022.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of April 4, 2022, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of April 4, 2022, between Argentic Real Estate Finance LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of April 4, 2022, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of April 4, 2022, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of April 4, 2022, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 18, 2022	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ A.J. Sfarra
		Name:	A.J. Sfarra
		Title:	Managing Director